UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)

Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 29, 2011

CHRISTOPHER & BANKS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-31390	06-1195422
(Commission File Number)	(IRS Employer
Identification No.)

2400 Xenium Lane North

Plymouth, Minnesota  55441

(Address of Principal Executive Offices)  (Zip Code)

(763) 551-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

Christopher & Banks, Inc., Christopher & Banks Company and Christopher & Banks Corporation (together “CBK”) are parties to an Amended and Restated Credit and Security Agreement (the “Agreement”) with Wells Fargo Bank, National Association (“Wells Fargo”), entered into originally on November 4, 2005 and which has been subsequently amended from time to time.  The Agreement created a credit facility which provides CBK with revolving credit loans and letters of credit of up to $50 million, subject to a borrowing base formula based on current inventory levels.  The credit facility is collateralized by the CBK’s equipment, general intangibles, inventory, inventory letters of credit and letter of credit rights.  CBK currently has no borrowings under the credit facility and has historically only used the credit facility to facilitate opening letters of credit.  The Agreement contains certain restrictive covenants, including restrictions on incurring additional indebtedness and limitations on certain types of investments, as well as requiring the maintenance of certain financial ratios.

On June 29, 2011, CBK and Wells Fargo Bank, National Association (“Wells Fargo”) entered into the Sixth Amendment to the Amended and Restated Credit and Security Agreement (the “Sixth Amendment”).  Among other things, the Sixth Amendment:

•                  extended the maturity date of the Agreement from June 30, 2011 to June 30, 2014; and

•                  changed the interest rate from the prime rate minus 0.25% to the three month London Interbank Market Offered Rate (LIBOR) plus 2.0%, reset daily.

The amount available to borrow under the credit facility remained unchanged at $50 million.

On June 30, 2011, Christopher & Banks Corporation (the “Company”) issued a press release disclosing material nonpublic information regarding the Company’s operating results for its first fiscal quarter ended May 28, 2011.  In the release, the Company also announced the Sixth Amendment.  A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The foregoing description of the Sixth Amendment is not complete and is qualified in its entirety by reference to the Sixth Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.02 Results of Operations and Financial Condition.

On June 30, 2011, Christopher & Banks Corporation (the “Company”) issued a press release disclosing material nonpublic information regarding the Company’s operating results for its first fiscal quarter ended May 28, 2011.  In the release, the Company also disclosed certain financial and operational expectations for its second fiscal quarter ending August 27, 2011 and its full fiscal year ending March 3, 2012.

The press release issued on June 30, 2011 is furnished as Exhibit No. 99.1 to this Current Report on Form 8-K and should be read in conjunction with the registrant’s reports on Forms 10-K, 10-Q and 8-K, and other publicly available information, which contain other important information about the registrant.

The information in this Current Report on Form 8-K, including Exhibit No. 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section.  The information in this Current Report shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such filing or document.

Item 9.01 Financial Statements and Exhibits.

(a)                                  Financial statements:  None

(b)                                 Pro forma financial information:  None

(c)                                  Shell company transactions:  None

(d)                                 Exhibits:

10.1                           Sixth Amendment, dated June 29, 2011, to the Amended and Restated Credit and Security Agreement, originally dated November 4, 2005, by and between Christopher & Banks, Inc., Christopher & Banks Company, Christopher & Banks Corporation and Wells Fargo Bank, National Association

99.1                           Press release dated June 30, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Christopher & Banks Corporation

Date: June 30, 2011	By:	/s/ Michael J. Lyftogt
Michael J. Lyftogt
Senior Vice President,
Chief Financial Officer

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

CHRISTOPHER & BANKS CORPORATION

EXHIBIT INDEX TO FORM 8-K

Date of Report:	Commission File No.:
June 29, 2011	001-31390

CHRISTOPHER & BANKS CORPORATION

EXHIBIT NO.	ITEM

10.1

Sixth Amendment, dated June 29, 2011, to the Amended and Restated Credit and Security Agreement, originally dated November 4, 2005, by and between Christopher & Banks, Inc., Christopher & Banks Company, Christopher & Banks Corporation and Wells Fargo Bank, National Association

99.1	Press release dated June 30, 2011